Intangible Assets	12 Months Ended
Dec. 31, 2020
Disclosure of detailed information about intangible assets [text block] [Abstract]
Intangible assets
9.	Intangible assets

	Project Development in Progress	Intellectual Property and Patents Registration	Software	Total
	€’000	€’000	€’000	€’000
Cost
January 1, 2020	-	-	-	-
Additions-business combination	-	1,900	-	1,900
Additions-other	273	11	4	288
Transfers during the year	15	-	-	15
December 31, 2020	288	1,911	4	2,203

Amortisation
January 1, 2020	-	-	-	-
Amortisation charge	-	-	-	-
December 31, 2020	-	-	-	-

Net book value
At December 31, 2020	288	1,911	4	2,203
At December 31, 2019	-	-	-	-

Intellectual Property of €1.9 million and Product development costs of €0.3 million (2019: €Nil) assets are considered to be of indefinite life and accordingly are not amortized. The Company also considers that there has been no impairment of the value of these assets to date. The recoverable amount of these assets has been determined on a value-in-use basis, using discounted cash-flow projections for a five-year period. The calculation of value-in-use is most sensitive to the operating margin and discount rate assumptions. Operating margins are based on the future projections. Foreseeable events, however, are unlikely to result in a change of projections of a significant nature so as to result in the assets’ carrying amounts exceeding their recoverable amounts. These projections have been discounted based on the estimated discount rate applicable to the asset of 7% for 2020 (2019: Nil).

Sensitivity analysis to significant assumptions

Description	Input	Sensitivity applied	Effect on book value €’000s
Indefinite useful lives intangible assets	Discount rate	+500bps	-
Indefinite useful lives intangible assets	Operating margin	-500bps	-